SECOND AMENDMENT
TO
THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 25th day of September 2015, by and between SILICON VALLEY BANK, a California banking corporation (“Bank”) and QUICKLOGIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 1277 New Orleans Drive, Sunnyvale, CA 94089-1138.
RECITALS
A.Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of June 30, 2014, as amended by that certain Amendment Number One to Third Amended and Restated Loan and Security Agreement dated as of September 26, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions, each as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.

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2.1    Section 2.1.1(b) (Incremental Facility). Section 2.1.1(b) of the Loan
Agreement is hereby amended and restated in its entirety and replaced with the following:
“(b) Incremental Facility. On one or more occasions during the term of this Agreement, Borrower may request that Bank increase the Committed Non-Formula Revolving Line in a minimum amount of $1,000,000 (and in integral multiples of $1,000,000 in excess thereof) and in an aggregate amount for all such requests of up to $6,000,000. Amounts borrowed in conjunction with any and all increases in the Non-Formula Revolving Line pursuant to this Section shall constitute Non-Formula Advances for all purposes under this Agreement and shall be subject to the same terms and conditions as all other Non-Formula Advances.”
2.2    Section 2.1.6(c) (Prepayment). A new Section 2.1.6(c) is hereby added to the Loan Agreement immediately after Section 2.1.6(b) of the Loan Agreement as follows:
“(c) Prepayment in Full or Early Termination. Notwithstanding anything to the contrary in the foregoing Sections 2.1.6(a) and 2.1.6(b) hereof, any prepayment of all principal and accrued interest or termination of this Agreement by Borrower within the first anniversary of the Second Amendment Effective Date is subject to the fee set forth in Section 2.4(d).”
2.3    Section 2.4(b) (Fees). Section 2.4(b) of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
“(b)Revolving Line of Credit Fee. A non-refundable Committed Non-Formula Revolving Line fee, fully earned on the Second Amendment Effective Date and due and payable (a) within 10 Business Days of the Second Amendment Effective Date in an amount equal to $17,500, and (b) on the first anniversary of the Second Amendment Effective Date, in an amount equal to $15,000.”
2.4    Section 2.4(c) (Fees). Section 2.4(c) of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
“(c)Unused Line Fee. A fee payable quarterly, payable in arrears, on a calendar year basis, in an amount equal to one thirty-fifth of one percent (0.35%) per annum of the average unused portion of the Committed Non-Formula Revolving Line, as determined by Bank.
2.5    Section 2.4(d) (Fees). A Section 2.4(d) is hereby added immediately after Section 2.4(c) of the Loan Agreement as follows:

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“(b)Early Termination Fee. Upon termination of this Agreement for any reason prior to the Revolving Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to one percent (1.00%) of the Committed Non-Formula Revolving Line if such termination occurs prior to the first anniversary of the Second Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from Bank.”
2.6    Section 6.8 (Financial Covenants). Section 6.8 of the Loan Agreement
is hereby amended and restated in its entirety and replaced with the following:
“6.8 Financial Covenants. Borrower will comply with each of the following financial covenants:
(a)Tangible Net Worth. A Tangible Net Worth of at least the amount equal to (i) $12,000,000 plus (ii) 50% of the amount of all proceeds from any equity issuance of Borrower, plus (iii) 50% of the amount of all proceeds from any investment of Borrower, tested as of the last day of each fiscal quarter of Borrower.
(b)Quick Ratio (Adjusted). Borrower will maintain a ratio of (a) Quick Assets to (b) the result of (i) Current Liabilities minus (ii) the current portion of Deferred Revenue plus (iii) the long-term portion of the Obligations, of at least 1.10 to 1.00, tested as of the last day of each month.
(c)Cash. Unrestricted cash or Cash Equivalents at Bank or at any of Bank’s Affiliates at all times in an amount of at least $6,000,000, tested as of the last day of each month.”
2.7    Section 13 (Definitions).
(a)    Committed Non-Formula Revolving Line. The definition of
“Committed Non-Formula Revolving Line” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
““Committed Non-Formula Revolving Line” is Non-Formula Advances of up to $6,000,000, subject to increase at Borrower’s election to up to $12,000,000 in accordance with Section 2.2.1(b).”
(a)Current Liabilities. A new definition of “Current Liabilities” is hereby added to Section 13.1 of the Loan Agreement in its proper alphabetical order, as follows:

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““Current Liabilities” are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.”
(b)Deferred Revenue. A new definition of “Deferred Revenue” is hereby added to Section 13.1 of the Loan Agreement in its proper alphabetical order, as follows:
““Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.”
(c)Revolving Maturity Date. The definition of “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
““Revolving Maturity Date” is September 25, 2017.”
(d)Second Amendment Effective Date. The definition of “Second Amendment Effective Date” is hereby added to Section 13.1 of the Loan Agreement in appropriate alphabetical order as set forth below:
““Second Amendment Effective Date” is the date of the Second Amendment to Third Amended and Restated Loan and Security Agreement.”
(e)    Total Liabilities. A new definition of “Total Liabilities” is hereby added to Section 13.1 of the Loan Agreement in its proper alphabetical order, as follows:
““Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness.”
2.8    Exhibits. Exhibit C of the Loan Agreement is hereby amended and restated in its entirety with Exhibit C set forth in Exhibit A attached hereto.
3.Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the

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Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this
Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the
Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and

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is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER
QUICKLOGIC CORPORATION
By: //s// SUE CHEUNG
Name: Sue Cheung
Title: Principal Accounting Officer & Corporate Controller

BANK
SILICON VALLEY BANK

By: //s// WENDY WONG

Name: Wendy Wong

Title:    Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

EXHIBIT A
EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE
QUICKLOGIC CORPORATION
TO:    SILICON VALLEY BANK
3003 Tasman Drive Santa Clara, CA 95054
FROM:    QUICKLOGIC CORPORATION
1227 Orleans Drive
Sunnyvale, CA 94089-1138
The undersigned authorized officer (“Officer”) of QuickLogic Corporation (“Borrower”) certifies that under the terms and conditions of the Third Amended and Restated Loan and Security Agreement between Borrower and Silicon Valley Bank (as amended, restated, supplemented or other modified from time to time, the “Agreement”), (i) Borrower is incomplete compliance for the period ending__________    with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date, except for representations and warranties made as of a specific earlier date, which are to be true and correct in all material respects as of such earlier date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter, footnotes or year-end adjustments. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Exhibit A
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Reporting and Financial Covenants	Required	Complies
Monthly financial statements,	Monthly within 45 days	Yes	No
Compliance Certificate
Board Approved Projections	Annual within 60 days of FYE or the date provided to Borrowers’ Board	Yes	No
Accounts Payable and Accounts Receivable Listings	Within 30 days of the end of each month	Yes	No
10-Q, 10-K, and 8-K	Within 5 days after filing with SEC	Yes	No
Minimum Tangible Net Worth	Quarterly; ≥$12,000,000 + 50% equity issuance proceeds + 50% investment proceeds	Yes	No
Quick Ratio Adjusted	Monthly; ≥ 1.10 to 1.00	Yes	No
Minimum Cash	Monthly; ≥ $6,000,000	Yes	No

Exhibit A
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Have there been updates to Borrower’s intellectual property, if appropriate?    Yes    No
The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
[Signature page follows]

QUICKLOGIC CORPORATION		BANK USE ONLY Received by:
By:		AUTHORIZED SIGNER
Name:	________________________________	Date:
Title:		Verified:	_____________________________
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Exhibit A
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Schedule 1 to Compliance Certificate
Financial Covenants of Borrower

Calculations as of:    ____________________

I.    TANGIBLE NET WORTH (Section 6.8(a))

Required:

A.	$12,000,000	$12,000,000
B.	50% of proceeds from any equity issuance of Borrower	$__________
C.	50% of proceeds from any investments of Borrower	$__________
D.	Required Amount (line A + line B + line C)	$__________
Actual:

E.	Borrower’s actual Tangible Net Worth	$__________

Is line E equal to or greater than line D?

☐ No, not in compliance    ☐ Yes, in compliance

II.    ADJUSTED QUICK RATIO (Section 6.8(b))

Required:    1.10:1.00

Actual:

Exhibit A
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A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries held at Bank	$__________
B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$__________
C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower and its Subsidiaries held at Bank or its affiliates	$__________
D.	Quick Assets (the sum of lines A through C)	$__________
E.	Current Liabilities	$__________
F.	the current portion of Deferred Revenue	$__________

Exhibit A
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G.	the long-term portion of the aggregate value of Obligations to Bank	$__________
H.	line E minus line F plus line G	$__________
F.	Quick Ratio (line D divided by line H)	$__________

Is line F equal to or greater than 1.10:1.00?

☐ No, not in compliance    ☐ Yes, in compliance

III.    CASH (Section 6.8(c))

Required:    $6,000,000

Actual:

A.	Value of Line III. (Cash)	$__________
Is line A equal to or greater than $6,000,000?

☐ No, not in compliance    ☐ Yes, in compliance

Exhibit A
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PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	QUICKLOGIC CORPORATION

LOAN OFFICER:        ____________

DATE:                ____________

Loan Fee    $_____
Documentation Fee    _____

TOTAL FEES DUE    $______

{ } A check for the total amount is attached.

{ } Debit DDA # __________________ for the total amount.

BORROWER:

Authorized Signer        (Date)

SILICON VALLEY BANK

Loan Officer Signature        (Date)

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